PORTAL DE ORO RESOURCES LTD.

Suite 750, 625 Howe Street
Vancouver, BC
V6C 2T6

Phone: (604) 629-1929 Fax: (604) 629-1930

INFORMATION CIRCULAR
(As at November 10, 2004, except as indicated)

The Company is providing this information circular and a form of proxy in connection with management’s solicitation of proxies for use at the annual and extraordinary general meeting (the "Meeting") of the Company to be held on December 10, 2004 and at any adjournments. The Company will conduct its solicitation by mail and officers and employees of the Company may, without receiving special compensation, also telephone or make other personal contact. The Company will pay the cost of solicitation.

APPOINTMENT OF PROXYHOLDER

The purpose of a proxy is to designate persons who will vote the proxy on a shareholder’s behalf in accordance with the instructions given by the shareholder in the proxy. The persons whose names are printed in the enclosed form of proxy are officers or Directors of the Company (the “Management Proxyholders”).

A shareholder has the right to appoint a person other than a Management Proxyholder, to represent the shareholder at the Meeting by striking out the names of the Management Proxyholders and by inserting the desired person’s name in the blank space provided or by executing a proxy in a form similar to the enclosed form. A proxyholder need not be a shareholder.

VOTING BY PROXY

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Shares represented by a properly executed proxy will be voted or be withheld from voting on each matter referred to in the Notice of Meeting in accordance with the instructions of the shareholder on any ballot that may be called for and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

If a shareholder does not specify a choice and the shareholder has appointed one of the Management Proxyholders as proxyholder, the Management Proxyholder will vote in favour of the matters specified in the Notice of Meeting and in favour of all other matters proposed by management at the Meeting.

The enclosed form of proxy also gives discretionary authority to the person named therein as proxyholder with respect to amendments or variations to matters identified in the Notice of the Meeting and with respect to other matters which may properly come before the Meeting.  At the date of this Information Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

COMPLETION AND RETURN OF PROXY

Completed forms of proxy must be deposited at the office of the Company’s registrar and transfer agent, Pacific Corporate Trust Company, 10th floor, 625 Howe Street, Vancouver, British Columbia V6C 3B8, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting, unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

NON-REGISTERED HOLDERS

Only shareholders whose names appear on the records of the Company as the registered holders of shares or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are "non-registered" shareholders because the shares they own are not registered in their names but instead registered in the name of a nominee such as a brokerage firm through which they purchased the shares; bank, trust company, trustee or administrator of self-administered RRSP's, RRIF's, RESP's and similar plans; or clearing agency such as The Canadian Depository for Securities Limited (a "Nominee"). If you purchased your shares through a broker, you are likely an unregistered holder.

In accordance with securities regulatory policy, the Company has distributed copies of the Meeting materials, being the Notice of Meeting, this Information Circular and the Proxy, to the Nominees for distribution to non-registered holders.

Nominees are required to forward the Meeting materials to non-registered holders to seek their voting instructions in advance of the Meeting. Shares held by Nominees can only be voted in accordance with the instructions of the non-registered holder. The Nominees often have their own form of proxy, mailing procedures and provide their own return instructions. If you wish to vote by proxy, you should carefully follow the instructions from the Nominee in order that your Shares are voted at the Meeting.

If you, as a non-registered holder, wish to vote at the Meeting in person, you should appoint yourself as proxyholder by writing your name in the space provided on the request for voting instructions or proxy provided by the Nominee and return the form to the Nominee in the envelope provided. Do not complete the voting section of the form as your vote will be taken at the Meeting.

In addition, Canadian securities legislation now permits the Company to forward meeting materials directly to "non objecting beneficial owners". If the Company or its agent has sent these materials directly to you (instead of through a Nominee), your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Nominee holding on your behalf. By choosing to send these materials to you directly, the Company (and not the Nominee holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the Request for Voting Instructions.

REVOCABILITY OF PROXY

Any registered shareholder who has returned a proxy may revoke it at any time before it has been exercised. In addition to revocation in any other manner permitted by law, a registered shareholder, his attorney authorized in writing or, if the registered shareholder is a corporation, a corporation under its corporate seal or by an officer or attorney thereof duly authorized, may revoke a proxy by instrument in writing, including a proxy bearing a later date. The instrument revoking the proxy must be deposited at the registered office of the Company, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least 7 days before the Meeting, arrange for their Nominees to revoke the proxy on their behalf.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consists of 100,000,000 Common Shares and 100,000,000 Preferred Shares, of which 8,564,000 common shares are issued and outstanding.

Persons who are registered shareholders at the close of business on November 10, 2004 will be entitled to receive notice of and vote at the Meeting and will be entitled to one vote for each share held. The Company has only one class of shares.

To the knowledge of the Directors and executive officers of the Company, no person beneficially owns, directly or indirectly, or controls or directs shares carrying 10% or more of the voting rights attached to all shares of the Company.

EXECUTIVE COMPENSATION

The following table (presented in accordance with the rules (the "Rules”) made under the Securities Act (British Columbia)) sets forth all annual and long term compensation for services in all capacities to the Company and its subsidiaries for the three most recently completed financial years (to the extent required by the Rules) in respect of each of the individuals comprised of the Chief Executive Officer and the Chief Financial Officer as at June 30, 2004 and the other three most highly compensated executive officers of the Company as at June 30, 2004 whose individual total salary and bonus for the most recently completed financial year exceeded $150,000 and any individual who would have satisfied these criteria but for the fact that individual was not serving as such an officer at the end of the most recently completed financial year (collectively the “Named Executive Officers” or “NEOs”).

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
NEO Name and Principal Position	Fiscal Year ended June 30	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Securities Under Option/ SAR's Granted (#)	Shares/Units Subject to Resale Restrictions ($)	LTIP Payouts ($)	All Other Compen- sation ($)
Bruce Winfield, President and Chief Executive Officer and Director(1)	2004 2003 2002	29,400 Nil Nil	Nil Nil Nil	Nil Nil Nil	200,000 Nil Nil	600,000 Nil Nil	Nil Nil Nil	Nil Nil Nil

Ronald Miles,	2004	Nil	Nil	Nil	Nil	Nil	Nil	Nil
President and	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Chief Executive	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Officer and Director(2)
Mark Brown,	2004	6,050	Nil	Nil	46,400	285,000	Nil	Nil
Chief Financial	2003	500	Nil	Nil	28,600	Nil	Nil	Nil
Officer	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1)

Mr. Winfield became President and Chief Executive Officer of the Company on March 15, 2004.

(2)

Mr. Miles resigned as President, Chief Executive Officer and Director of the Company on March 15, 2004.

Long Term Incentive Plan (LTIP) Awards

The Company does not have a LTIP, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance over a period greater than one financial year (whereby performance is measured by reference to financial performance or the price of the Company’s securities) was paid to the Named Executive Officer(s) during the most recently completed financial year.

Option/Stock Appreciation Rights (“SAR”) Grants

During the Most Recently Completed Financial Year

The Company granted stock options under a Stock Option Plan or otherwise during the most recently completed financial year to the Named Executive Officers, as follows:

NEO Name (a)	Securities, Under Options/SARs Granted(1) (#) (b)	Per cent of Total Options/SARs Granted to Employees in Financial Year (c)	Exercise or Base Price(2) ($/Security) (d)	Market Value of Securities Underlying Options/SARs on the Date of Grant ($/Security) (e)	Expiry Date (f)
Bruce Winfield	200,000	24%	$0.25	$50,000	March 15, 2009
Mark Brown	28,600	3%	$0.25	$7,150	March 15, 2009

(1)

The options for common shares become exercisable pursuant to a vesting schedule as set out in the Stock Option Plan.

(2)

The exercise price of stock options is determined by the Board of Directors but shall in no event be less than the trading price of the common shares of the Company on the TSX Venture Exchange (the "Exchange") at the time of the grant of the option, less the maximum discount permitted under the regulations of the Exchange or such other price as may be agreed to by the Company and approved by the Exchange.

Aggregated Option/SAR Exercises During The Most Recently Completed Financial Year and Financial Year-End Option/SAR Values

The Named Executive Officers did not exercise any options in respect of the Company's shares during the most recently completed financial year.

Termination of Employment, Changes in Responsibility and Employment Contracts:

The Company and its subsidiaries do not have a compensatory plan, contract or arrangement where a Named Executive Officer is entitled to receive more than $100,000 to compensate such executive officers in the event of resignation, retirement or other termination, a change of control of the Company or its subsidiaries or a change in responsibilities following a change in control

Compensation of Directors

The Company has no arrangements, standard or otherwise, pursuant to which Directors are compensated by the Company or its subsidiaries for their services in their capacity as Directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this information circular.

The Company has a stock option plan for the granting of incentive stock options to the officers, employees and Directors. The Company did grant an aggregate of 660,800 stock options to the Directors during the most recently completed financial year. The purpose of granting such options is to assist the Company in compensating, attracting, retaining and motivating the Directors of the Company and to closely align the personal interests of such persons to that of the shareholders.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth the Company's compensation plans under which equity securities are authorized for issuance as at the end of the most recently completed financial year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	960,000	$0.33	40,000
Total	960,000		40,000

INDEBTEDNESS TO COMPANY OF DIRECTORS,

 EXECUTIVE OFFICERS AND SENIOR OFFICERS

There is no indebtedness of any Director, executive officer, proposed nominee for election as a Director or associate of them, to or guaranteed or supported by the Company or any of its subsidiaries either pursuant to an employee stock purchase program of the Company or otherwise, during the most recently completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person or proposed director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company's most recently completed financial year or in any proposed transaction which in either such case has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

No management functions of the Company are performed to any substantial degree by a person other than the Directors or executive officers of the Company.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is of the view that the Company's general approach to corporate governance, summarized below, is appropriate and substantially consistent with objectives reflected in the guidelines for improved corporate governance in Canada adopted by The Toronto Stock Exchange (the "Exchange Guidelines"). More detailed information regarding the Company's approach to corporate governance in the context of the fourteen (14) specific Exchange Guidelines is set out in Schedule "A" hereto.

Board of Directors

Mandate of the Board

The mandate of the Board, as prescribed by the Business Corporations Act (British Columbia), is to manage or supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. In doing so, the board oversees the management of the Company's affairs directly and through its committees. In fulfilling its mandate, the Board, among other matters, is responsible for reviewing and approving the Company's overall business strategies and its annual business plan, reviewing and approving the annual corporate budget and forecast, reviewing and approving significant capital investments outside the approved budget; reviewing major strategic initiatives to ensure that the Company's proposed actions accord with shareholder objectives; reviewing succession planning; assessing management's performance against approved business plans and industry standards; reviewing and approving the reports and other disclosure issued to shareholders; ensuring the effective operation of the Board; and safeguarding shareholders' equity interests through the optimum utilization of the Company's capital resources.

Structure and Compensation

The Board is currently composed of six directors. The Board has reviewed and has determined that the current size and composition of the Board reflects the disciplines and experience necessary to facilitate effective decision making and is appropriate for the current stage of development of the Company’s international gold mining business.

The Board has considered the relationship of each of the current directors as well as the nominees proposed for election to the Board and has determined that of the proposed nominees, two are considered by the Board to be "unrelated" within the meaning of the Exchange Guidelines and four are "inside" or management directors and accordingly are considered to be "related". The members of the Board have been chosen on the basis of their skill, expertise and experience in the international gold mining industry and other businesses in jurisdictions where the Company presently conducts its business, as well as their ability to actively contribute on the broad range of issues with which the Board must deal.

The Company does not have a significant shareholder, as there is no person who has the ability to exercise a majority of the votes attached to the outstanding shares of the Company for the election of directors.

Meetings of the Board

The Board meets regularly to review financial and continuous disclosure matters as well as the Company’s financial budget and business plan for the ensuing year and its overall strategic objectives. The Board also meets as required to deal with matters requiring decisions between regularly scheduled Board meetings.

Committee Responsibilities and Activities

At the present time there is one standing committee of the Board, the Audit Committee and a summary of the Audit Committee’s membership and responsibilities is set out below.

Audit Committee

The Audit Committee's Charter

I.

Mandate

The primary function of the audit committee (the "Committee") is to: (a) assist the Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities with respect to financial reporting and disclosure requirements; (b) ensure that an effective risk management and financial control framework has been implemented by management of the Company; and (c) be responsible for external and internal audit processes.

II.

Composition

The Committee shall be comprised of three directors as determined by the Board, the majority of whom shall be independent, financially literate and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Board way remove or replace a member of the Committee at any time and from time to time. The Company adopts: (a) the meaning of independence described in Multilateral Instrument 52-110 Audit Committees (the “Instrument”) for the purpose of determining whether a member of the Committee is independent; and (b) the provisions of Sections 3.3 to 3.5, inclusive, of the Instrument relating to certain membership requirements.

The Board will appoint the Chairman of the Committee. The Secretary of the Company will act as the secretary at meetings of the Committee or, in his absence, the Chairman of the committee may appoint any member or any other person to act as secretary. The secretary will keep minutes of the proceedings at any meeting of the Committee setting out in reasonable detail the business conducted at such meeting. Minutes of the meetings of the Committee will be distributed by the Secretary to the members of the Committee and to the Board.

III.

Membership and Procedures

Meetings of the Committee will be held at such times and places as the Chairman may determine, but in any event not less than four times per year. Twenty-four (24) hours notice of each meeting will be given orally, by electronic transmission or by facsimile to all members of the Committee and to the external auditors of the Company and such notice will set out in reasonable detail the business proposed to be conducted at the meeting. Notice of a meeting may be waived if all members of the Committee are present at a meeting and waive notice or if a member who is not present waives notice before or after such meeting. A resolution signed by all members of the Committee shall have the same force and effect as a resolution passed at a meeting of the Committee duly called and regularly constituted for the transaction of business.

A majority of members of the Committee will constitute a quorum and decisions of the Committee will be by an affirmative vote of the majority with the Chairman having a deciding vote in the event of a tie.

At the request of the external auditors of the Company, the Chief Executive Officers or the Chief Financial Officer of the Company or any member of the Committee, the Chairman will convene a meeting of the Committee. Any such request will set out in reasonable detail the business proposed to be conducted at the meeting so requested.

The Committee has the authority to: (a) engage independent counsel and other advisors as it determines necessary or desirable to carry out its duties; (b) set and pay the compensation for any advisors engaged by the Committee; and (c) communicate directly with internal and external auditors.

IV.

Responsibilities and Duties

The responsibilities of the Committee are as follows:

Financial Reporting and Disclosure

1.

Review and recommend to the Board for approval, the quarterly financial statements, management discussion and analysis, financial reports and any public release of financial information through press release or otherwise.

2.

Review and recommend to the Board for approval, the audited annual financial statements, including the auditors’ report thereon, management discussion and analysis and financial reports.

3.

Review and recommend to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, material change disclosures of a financial nature and similar disclosure documents.

4.

Review with management of the Company and with external auditors significant accounting principles and disclosure issues and alternative treatments under Canadian generally accepted accounting principles (“GAAP”) all with a view to gaining reasonable assurance that financial statements are accurate, complete and present fairly the Company’s financial position and the results of its operations in accordance with Canadian GAAP.

External Audit

1.

Review the performance of the external auditors who are accountable to the Committee and the Board as representatives of the shareholders, including the lead partner of the independent auditors team and recommend to the Board the external auditors to be nominated for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and the compensation of the external auditors.

2.

Oversee the work of the external auditors appointed by the shareholders of the Company with respect to preparing and issuing an audit report or performing other audit, review or attest services for the Company, including the resolution of issues between management of the Company and the external auditors regarding financial disclosure.

3.

Review the results of the external audit and the report thereon including, without limitation, a discussion with the external auditors as to the quality of accounting principles used, any alternative treatments of financial information that have been discussed with management of the Company, the ramifications of their use as well as any other material changes. Review a report describing all material written communication between management and the auditors such as management letters and schedule of unadjusted differences.

4.

Discuss with the external auditors their perception of the Company’s financial and accounting personnel, records and systems, the cooperation which the external auditors received during their course of their review and availability of records, data and other requested information and any recommendations with respect thereto.

5.

Review the reasons for any proposed change in the external auditors which is not initiated by the Committee or Board and any other significant issues related to the change, including the response of the incumbent auditors, and enquire as to the qualifications of the proposed auditors before making its recommendations to the Board.

6.

Review the independence of the external auditors, including a written report from the external auditors respecting their independence and consideration of applicable auditor independence standards.

7.

 Review annually a report from the external auditors in respect of their internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the external auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

Internal Controls and Audit

1.

Review and assess the adequacy and effectiveness of the Company’s system of internal control and management information systems through discussions with management and the external auditor to ensure that the Company maintains: (a) the necessary books, records and accounts in sufficient detail to accurately and fairly reflect the Company’s transactions; (b) effective internal control systems; and (c) adequate processes for assessing the risk of material misstatement of the financial statement and for detecting control weaknesses or fraud. From time to time the Committee will assess whether a formal internal audit department is necessary or desirable having regard to the size and stage of development of the Company at any particular time.

2.

Satisfy itself that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements.

3.

Periodically assess the adequacy of such systems and procedures to ensure compliance with all regulatory requirements and recommendations.

4.

Review and discuss the Company’s major financial risk exposures and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities.

5.

Review annually insurance programs relating to the Company and its investments.

Non-Audit Services

1.

Pre-approve all non-audit services to be provided to the Company or any subsidiary entities by its external auditors or by the external auditors of such subsidiary entities. The Committee may delegate to one or more of its members the authority to pre-approve non-audit services but pre-approval by such member or members so delegated shall be presented to the full audit committee at its first scheduled meeting following such pre-approval.

2.

Review and assess the adequacy of the Company’s risk management policies and procedures with regard to identification of the Company’s principal risks and implementation of appropriate systems to manage such risks including an assessment of the adequacy of insurance coverage maintained by the Company.

Associated Responsibilities

Establish, monitor and periodically review procedures for:

1.

The receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

2.

The confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Composition of the Audit Committee

The following are the members of the Committee:

Frank D. Wheatley	Independent(1)	Financially literate(1)
Fontaine Wong	Independent(1)	Financially literate(1)
David Hottman	Not independent(1)	Financially literate(1)

 (1)

As defined by Multilateral Instrument 52-110 ("MI 52-110").

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on the exemption in Section 2.4 of MI 52-110 (De Minimis Non-audit Services), or an exemption from MI 52-110, in whole or in part, granted under Part 8 of Multilateral Instrument 52-110.

Pre-Approval Policies and Procedures

The Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading "Non-Audit Services".

External Auditor Service Fees (By Category)

The aggregate fees billed by the Company's external auditors in each of the last two fiscal years for audit fees are as follows:

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
June 30, 2004	Nil	Nil	Nil	Nil
June 30, 2003	$4,000	Nil	Nil	$4,000

Nomination and Assessment

The Board determines new nominees to the Board, although a formal process has not been adopted. The nominees are generally the result of recruitment efforts by the Board members, including both formal and informal discussions among Board members and the President and Chief Executive Officer. The Board monitors but does not formally assess the performance of individual Board members or committee members or their contributions.

Expectations of Management

The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company's business plan and to meet performance goals and objectives.

Compliance with the TSX Corporate Governance Guidelines

The Board continuously monitors the Company’s corporate governance practices, as well as ongoing developments in corporate governance best practices in Canada and elsewhere, in order to improve the corporate governance policies and practices of the Company. For more detailed information about our system of corporate governance, please see the comparison of our policies and procedures against the current guidelines of the TSX for effective corporate governance in Schedule A to this Information Circular.

PARTICULARS OF MATTERS TO BE ACTED UPON Election of Directors

The Directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

Shareholder approval will be sought to fix the number of directors of the Company at six. The Company has an audit committee. Members of this committee are as set out below.

Management of the Company proposes to nominate each of the following persons for election as a Director. Information concerning such persons, as furnished by the individual nominees, and each other person whose term of office as a director will continue after the Meeting, is as follows:

	Principal Occupation or		Number of Common Shares
	employment and, if not a		beneficially owned, directly or
	previously elected Director,		indirectly, or
Name, Position(3)and Jurisdiction of Residence	occupation during the past 5 years	Previous Service as a Director	controlled or directed

Name, Position(3)and Jurisdiction of Residence	Principal Occupation or employment and, if not a previously elected Director, occupation during the past 5 years	Previous Service as a Director	Number of Common Shares beneficially owned, directly or indirectly, or controlled or directed
Bruce Winfield Director, President and Chief Executive Officer B.C., Canada	Director, President and Chief Executive Officer of the Company from March 2004 to present; President of Winfield Consulting from January 1999 to present.	Since March 15, 2004	1,000,000(2)
Mark T. Brown C.A. Chief Financial Officer and Secretary B.C., Canada	President, Pacific Opportunity Capital Ltd. (accounting and management consulting company).	Since March 15, 2004	360,000
Gary Nordin Vice-President, Exploration B.C., Canada	Senior Geologist and Director of Polaris Minerals Corp. from June 2001 to present.	Since March 15, 2004	1,000,000(3)
David Hottman(1) Director B.C., Canada	Chairman, Nevada Pacific Gold Ltd. (natural resource exploration company) from 1997 to present.	Since March 15, 2004	729,000
Fontaine Wong(1) Director B.C., Canada	Owner and Manager of Ming Wo Ltd. (a company involved in the retail sale of cookware).	Since March 15, 2004	116,500
Frank Wheatley(1) Director B.C., Canada	Vice-President, General Counsel and Secretary of Gabriel Resources Ltd. (natural resource development company) from October 2000 to present	Since May 4, 2004	100,000

(1)

Member of the audit committee.

(2)

200,000 of these shares are held indirectly by family members.

(3)

600,000 of these shares are held indirectly by family members.

No proposed director:

(a)

is, as at the date of the information circular, or has been, within 10 years before the date of the information circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity,

(i)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii)

was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(iii)

or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within the 10 years before the date of the information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Appointment of Auditor

DeVisser Gray, Chartered Accountants, of Vancouver, British Columbia is the auditor of the Company. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of DeVisser Gray as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the Directors.

Adoption of New Charter Documents

The Business Corporations Act (British Columbia) (the “New Act”) has been adopted in British Columbia and is now in effect. The New Act replaces the Company Act (British Columbia) (the “Former Act”) and is designed to provide greater flexibility and efficiency for British Columbia companies. The New Act adopts many provisions similar to those contained in corporate legislation elsewhere in Canada. The New Act also uses new forms and terminology, most particularly a Memorandum is now called a “Notice of Articles”. The Company has taken steps to bring its charter documents into conformity with the New Act and to that end has filed its Notice of Articles, which replaces the Company’s “Memorandum”, with the Registrar of Companies.

The Company is seeking shareholder approval of certain amendments to its Notice of Articles and approval of a new form of articles (“Articles”) with a view to incorporating some of these more flexible provisions of the New Act. The directors believe that amending the Company’s Notice of Articles and adopting the Articles will enable the Company to be more efficient, flexible and cost-effective and will bring the Company’s charter documents into line with charter documents of companies in other jurisdictions.

Copies of the Notice of Alteration and the proposed Articles are attached hereto as Schedule “B” and “C”, respectively.

Deletion of Pre-Existing Company Provisions

The regulations under the New Act effectively added certain provisions, called “Pre-Existing Company Provisions” or “PCPs”, to every company’s Notice of Articles. The PCPs provide that the number of votes required to pass a special resolution (formerly also referred to as a special resolution under the Former Act) or a special separate resolution is at least three-quarters of the votes cast by shareholders present in person or by proxy at the meeting. This is the majority that was required under the Former Act. The New Act allows a special resolution to be passed by at least two-thirds of the votes cast by shareholders present in person or by proxy at the meeting. The Company proposes to amend its Notice of Articles to delete the PCPs so that the provisions of the New Act permitting a two-thirds majority will apply to the Company.

If shareholders approve this resolution, special resolutions will require a two-thirds majority vote, instead of a three-quarters majority vote. Management believes that this will provide the Company with greater flexibility for future corporate activities and is consistent with companies in other jurisdictions.

Shareholders will be asked to consider and, if thought fit, to pass the following special resolution: “UPON MOTION IT WAS RESOLVED, as a special resolution, that:

1.

the Pre-Existing Company Provisions in the Notice of Articles of the Company are hereby deleted;

2.

the Company’s Notice of Articles is altered accordingly;

3.

any director or officer of the Company is authorized to execute and file a Notice of Alteration of the Notice of Articles with the Registrar of Companies along with all other documents and take such further actions that may be necessary to efect the amendment; and

4.

the board of directors is hereby authorized, at any time in its sole discretion, to determine whether or not to proceed with this resolution without further approval, ratification or confirmation by the shareholders.”

This amendment to the Notice of Articles shall take effect immediately on the date and time the Notice of Alteration of the Articles is filed with the Registrar of Companies.

Adoption of Articles

Management believes that the Articles will provide the Company with greater flexibility for future corporate activities. The resolution approving the Articles must be passed by not less than three-quarters of the votes cast by the shareholders present in person or by proxy at the Meeting. Management believes the major changes from the existing articles are:

1.

Certain changes to the Notice of Articles, Articles and share structure may now be made by directors’ resolution or ordinary resolution. A description of the changes is provided below;

2.

The directors, by directors’ resolution, may approve a change of name of the Company without the necessity for shareholder approval;

3.

Shareholders’ meetings may be held by electronic means;

4.

The quorum for Shareholders’ meetings is changed from two Shareholders to one Shareholder present in person or represented by proxy; and

5.

Shareholder meetings may, if authorized by directors’ resolution, be held in jurisdictions outside British Columbia.

Changes to Notice of Articles, Articles and share structure: If the Special Resolution is passed by shareholders, the Company may alter its Notice of Articles, Articles and share structure in the following manner:

1.

by directors' resolution or ordinary resolution, as determined in each case by the directors,

(a)

create one or more classes or series of shares and, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares and alter the identifying name of any of its shares;

(b)

establish, increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares;

(c)

if the Company is authorized to issue shares of a class of shares with par value, decrease the par value of those shares or if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(d)

change unissued shares with par value into shares without par value or vice verse or change all or any of its fully paid issued shares with par value into shares without par value;

(e)

create, attach, vary or delete special rights or restrictions for the shares of any class or series of shares, if none of those shares have been issued;

(f)

subdivide all or any of its unissued, or fully paid issued, shares, and

(g)

authorize alterations to the Articles that are procedural or administrative in nature or are matters that pursuant to the Articles are solely within the directors' powers, control or authority.

2.

if the New Act does not specify the type of resolution and the Articles do not specify another type of resolution, by ordinary resolution otherwise alter its shares, authorized share structure or the Articles.

Shareholders will be asked to consider and, if thought fit, to pass the following special resolution: “UPON MOTION IT WAS RESOLVED, as a special resolution, that:

1.

the Company adopt the Articles in substitution for the existing articles of the Company;

2.

any director or officer of the Company is authorized to execute and file such documents and take such further action, including any filings with the Registrar of Companies, that may be necessary to effect the amendment; and

3.

the board of directors is hereby authorized, at any time in its sole discretion, to determine whether or not to proceed with this resolution without further approval, ratification or confirmation by the shareholders.”

The Articles shall have effect immediately on the date and time the Articles are deposited for filing in the Company’s records office.

Amendment of Stock Option Plan

The Company's Stock Option Plan (the "Plan") provides that a total of 1,000,000 shares are reserved for issuance upon exercise of stock options granted under the Plan. As of the date of this information circular, the Company has options outstanding under its Plan to purchase 960,000 shares.

It is proposed that section 3.2 of the Plan be amended to:

(a)

increase the number of shares reserved for issuance under the Plan from 1,000,000 to be equal to 15% of the issued and outstanding share capital of the Company as at the annual and extraordinary general meeting, being December 10, 2004;

(b)

increase the percentage of Shares which may be issuable under the Plan, together with all of the Company's other previously established or proposed share compensation arrangements, within a one-year period, from 10% to 15% in aggregate of the outstanding issue; and

(c)

increase the number of Shares which may be reserved for issue pursuant to options granted to Insiders under the Plan, together with all of the Company's other previously established or proposed share compensation arrangements, in aggregate, to a number not to exceed 15% of the total number of issued and outstanding Shares on a non-diluted basis.

The increased number of available options will facilitate the Company's search for and retention of senior management and to provide incentive to the Company's employees, officers and directors.

Under the amended Plan, the number of Shares which may be reserved for issue will be as follows:

(a)

in aggregate a number not to exceed 15% of the outstanding issue;

(b)

to any one Optionee who is an Insider and any Associates of such Insider, shall not exceed 5% of the outstanding issue;

(c)

to any one Consultant, shall not exceed 2% of the outstanding issue; and

(d)

to all persons who undertake Investor Relations Activities, shall not exceed 2% of the outstanding issue.

For the purposes of subsections (a) to (d) above, “outstanding issue” is determined on the basis of the number of Shares that are outstanding immediately prior to the Share issuance in question, excluding Shares issued pursuant to Share compensation arrangements over the proceeding one-year period.

A copy of the amended Stock Option Plan is attached hereto as Schedule “D”.

Accordingly, at the Meeting, all shareholders will be asked to pass a resolution in the following form:

"UPON MOTION IT WAS RESOLVED that the Company approve the (i) amendment of the Plan to increase the number of common shares reserved for issuance under the Plan from 1,000,000 to be equal to 15% of the issued and outstanding share capital of the Company as at the annual and extraordinary general meeting, being December 10, 2004; and (ii) increase the percentage of common shares which may be issuable under the Plan, together with all of the Company's other previously established or proposed share compensation arrangements, within a one-year period, from 10% to 15% in aggregate of the outstanding issue.”

Since the amendments to the Plan also permit the directors to reserve up to 15% of the issued Shares of the Company under options granted to insiders as a group, the Company must obtain approval of the disinterested shareholders to such specific term of the amended Plan.

Accordingly, at the Meeting, disinterested shareholders will be asked to pass a resolution in the following form:

"UPON MOTION IT WAS RESOLVED by the disinterested shareholders that the directors have the discretion under the amended Plan to reserve common shares for issue upon exercise of stock options to all optionees who are insiders in aggregate of a maximum of 15% of the issued common shares of the Company.”

Change of Name

The Shareholder's will be asked to approve, as a Special Resolution (i.e. a resolution approved by not less than 75% of the Shares of the Company entitled to vote and voting in person or by proxy at the Meeting), the following resolution altering its name in substantially the terms set out below.

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.

the name of the Company be changed to Portal Resources Ltd. or such other name proposed and approved by shareholders (the "Name Change");

2.

notwithstanding the passage of this Special Resolution by the shareholders of the Company, the board of directors of the Company, without further notice to or approval of the shareholders of the Company, may decide not to proceed with the Name Change or otherwise give effect to this special resolution, at any time prior to the Name Change becoming effective; and

3.

 any one or more of the directors and officers of the Company be authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Company or otherwise, all such documents and other writings, including treasury orders, stock exchange and securities commission forms, as may be required to give effect to the true intent of this resolution.”

ADDITIONAL INFORMATION

Additional information relating to the Company is on SEDAR at www.sedar.com. Shareholders may contact the Company at (604) 629-1929 to request copies of the Company’s financial statements and MD&A.

Financial information is provided in the Company’s comparative financial statements and MD&A for its most recently completed financial year which are filed on SEDAR.

OTHER MATTERS

Management of the Company is not aware of any other matter to come before the Meeting other than as set forth in the notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

The foregoing contains no untrue statement of material fact (as defined in the Securities Act (Alberta)) and does not omit to state a material fact that is required to be stated or that is necessary to make a statement contained herein not misleading in the light of the circumstances in which it was made.

DATED this 10th day of November, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

OF PORTAL DE ORO RESOURCES LTD.

         “Bruce Winfield”

               “Mark Brown”

Bruce Winfield, President

Mark Brown, Chief Financial Officer

Schedule "A" to the Information Circular
of Portal de Oro Resources Ltd.

TSX Corporate Governance Committee Guidelines	Company’s Compliance	Comments
1. The board should explicitly assume responsibility for stewardship of the Company and specifically for:	Yes

•

The Board has assumed responsibility

for the stewardship of the Company

by overseeing the management and

operations of the business of the

Company

and

supervising

management, which is responsible for

the

day-to-day

conduct

of

the

business.

(a) adoption of a strategic planning process	Yes

•

The Board has assumed responsibility for ensuring there are long-term goals and strategies in place for the Company, such goals and strategies are prepared by management and reviewed with the Board on an annual basis.

•

The Board, as a whole, participates in discussions on corporate strategy and, if appropriate, approves the strategies and implementation plans recommended by management.

(b) identification of principal risks and implementation of appropriate risk-management systems	Yes

•

The Board, in conjunction with

management, determines the principal risks associated with the Company's business based on its knowledge of the industry, the regulatory and competitive environment, and general economic conditions.

(c) succession planning, including appointing, training and monitoring senior management.	Yes

•

Due to

the current stage of development of the Company’s business and the size of its senior management group, the Company is limited in its ability plan for succession from the current management group.

(d) a communications policy for the	Yes	• The Board has appointed an investor
Company		relations manager to implement
appropriate systems to ensure complete, timely and effective communications between the
Company, its shareholders, the public and regulatory agencies.
(e) integrity of internal control and management information systems	Yes	• The Audit Committee monitors the integrity of internal control and management information systems through on behalf of the Board.
2. Majority of directors are "unrelated"	No	• The Board currently has six directors, four of whom, are related management directors. The remaining two directors are unrelated and independent directors.
3. Disclose whether each director is "unrelated"	Yes	• The Board has determined that Bruce Winfield, Mark Brown, Gary Nordin and David Hottman are related due to holding a management position. Fontaine Wong and Frank Wheatley are unrelated.
4. Appoint a committee responsible for appointment/assessment of directors, composed of a majority of unrelated directors	No	• The Company does not at this time have a specific committee responsible for the appointment or assessment of directors. These functions are addressed by the Board as a whole as necessary.
5. Implement a process for assessing the effectiveness of Board, its committees and individual directors	Yes	• On an annual basis the Board makes an assessing the effectiveness of its directors and of each committee..
6. Provide orientation and education programmes for new directors	No

•     Due to its current size, the Company

does not conduct a formal orientation

and education program for new directors.

All directors are given direct access to senior management to provide information on the Company and

its business and affairs.

7. Consider reducing the size of board, with a view to improve effectiveness	Yes	• The Board as a whole reviews annually the size and composition of the Board.

8. Review compensation of directors in light of risks and responsibilities	Yes	• The Board as a whole reviews annually the adequacy and form of compensation paid to Directors.
9. Committees should generally be composed of non-management directors and the majority of committee members should be unrelated	Yes	• The Audit Committee consists of a majority of unrelated and outside Directors.
10. Appoint a committee responsible for determining the Company's approach to corporate governance issues	No

•

The Board as a whole is responsible for governance issues  including approval of the Company's  disclosure in response to the Exchange Guidelines, periodic review of Board and committee composition and ensuring on behalf of the Board that the corporate governance system effectively supports the discharge of its obligations to the shareholders

11. Define limits to management's responsibilities by developing mandates for:
(a) the Board	No

•

The Board has a broad responsibility for supervising the management of the business and affairs of the Company. The Board has a framework for delegation of responsibilities from the Board to executive management.

(b) the executive officer	Yes

•

There are terms of reference for the President and Chief Executive Officer. As well, his annual performance objectives, which are reviewed and approved by the Board, will constitute his mandate and further define the responsibilities of management.

•

The Board reviews the performance

of the Chief Executive Officer against such annual objectives.

12. Establish procedures to enable the Board to function independently of management	Yes	• The Board holds a session without management present at Board meetings where appropriate. • The independence of the Board is further enabled through the separation of the positions of Chairman and Chief Executive Officer.

•

Each of the Committees has specific authority to retain external advisors, as appropriate (at the expense of the

Company).

•

Members of the Board can request at any time a meeting restricted to outside members of the Board for the

purpose of  discussing matters independently of management.

13.

Establish an Audit Committee with a specifically defined mandate, with all members being unrelated directors and the Board should adopt a charter for the audit committee which sets out the specific roles and responsibilities

Yes

•

The Audit

Committee, which is

composed of two unrelated directors

and one related

 director,

is responsible for reviewing

audit function and the preparation of financial statements, and reviewing and recommending for approval to the Board all public disclosure information such as financial statements, quarterly reports, financial news releases, annual information forms, management's discussion and analysis and prospectuses.

14. Implement a system to enable individual directors to engage outside advisors, at the Company's expense	Yes

•

 In addition to

the

authority of committees to retain  external  advisors in connection with their  responsibilities, individual directors may engage outside advisors at any time (at the expense

 of the Company) to provide advice with respect to a corporate decision or action.

Schedule "B" to the Information Circular
of Portal de Oro Resources Ltd.

BRITISH

COLUMBIA

Ministry of Finance Corporate and Personal Property Registries www.fin.gov.bc.ca/registries

NOTICE OF ALTERATION

FORM 11 - BC COMPANY Section 257(4) Business Corporations Act

Telephone: 250 356-8626

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the Business Corporations Act requires this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FIPPA)

The personal information requested on this term is made available to the public under the authority of the Business Corporations Act. Questions about how the FIPPA applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Sin Prov Govt, Victoria BC V8W 9V3.

D ALTERATION EFFECTIVE DATE - Choose one of the following:

üThe alteration is to take effect at the time that this notice is filed with the registrar.

YYYY/MM/DD

   The alteration is to take effect at 12:01a.m. Pacific Time on   [                                  ]

being a date that is not more than ten days after the date of the filing of this notice.

YYYY/MM/DD

   The alteration is to take effect at ________    a.m. or     p.m. Pacific Time on [                                  ]

being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

Portal de Oro Resources Ltd.

to (choose one of the following):

ü Portal Resources Ltd.

This name

has been reserved for the company under name reservation number

or

    a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME

NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translations) of the company name:

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the Business Corporations Act) Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY I MM I DD

[                                  ]

Set out the new authorized share structure

	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.	Kind of shares of this class or series of shares.	Are there special rights or restrictions attached to the shares of this class or series of shares?
Identifying name of class	THERE IS NO MAXIMUM NUMBER	WITHOUT WITH A PAR Type of	YES NO
or series of shares	MAXIMUM OF SHARES	PAR VALUE VALUE OF currency	(ü) (ü)
	(ü) AUTHORIZED	(ü) ($)

 I.    CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY

SIGNATURE OF AUTHORIZED SIGNING AUTHORITY

DATE SIGNED

FOR THE COMPANY

FOR THE COMPANY

YYYY/MM/ DD

Bruce Winfield

X

Incorporation number: 612210

PORTAL RESOURCES LTD.
(the "Company")

EFFECTIVE DATE OF ARTICLES

The Company has as its articles the following articles.

ARTICLES

1.

Interpretation

2

2.

Shares and Share Certificates

2

3.

Issue of Shares

4

4.

Share Registers

5

5.

Share Transfers

5

 6.

Transmission of Shares

7

7.

Purchase of Shares

7

8.

Borrowing Powers

8

9.

Alterations

8

10.

Meetings of Shareholders

10

11.

Proceedings at Meetings of Shareholders

11

12.

Votes of Shareholders

15

13.

Directors

20

14.

Election and Removal of Directors

21

15.

Alternate Directors

24

 16.

Powers and Duties of Directors

25

 17.

Disclosure of Interest of Directors

26

 18.

Proceedings of Directors

27

 19.

Executive and Other Committees

29

20.

Officers

31

21.

Indemnification

32

22.

Dividends

33

23.

Documents, Records and Reports

34

24.

Notices

35

25.

Seal

36

26.

Prohibitions

37

1.

1.

INTERPRETATION

1.1

Definitions

In these Articles, unless the context otherwise requires:

(1)

"board of directors", "directors" and "board" mean the directors or sole director of the Company for the time being;

(2)

"Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)

"Interpretation Act" means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(4)

"legal personal representative" means the personal or other legal representative of the shareholder;

(5)

"registered address" of a shareholder means the shareholder's address as recorded in the central securities register;

(6)

"seal" means the seal of the Company, if any.

1.2

Business Corporations Act and Interpretation Act

Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were set out herein. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.

SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2

Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3

Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non-transferable written acknowledgment of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate to one of several joint shareholders or to one of the shareholders' duly authorized agents will be sufficient delivery to all.

2.4

Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder's right to obtain a share certificate may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5

Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)

order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)

issue a replacement share certificate or acknowledgment, as the case may be.

2.6

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)

proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)

any indemnity the directors consider adequate.

2.7

Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8

Certificate Fee

There must be paid as a fee to the Company for issuance of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any determined by the directors, which must not exceed the amount prescribed under the Business Corporations Act.

2.9

Recognition of Trusts and Partial Interests in Shares

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.

ISSUE OF SHARES

3.1

Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2

Commissions and Discounts

The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3

Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4

Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)

consideration is provided to the Company for the issue of the share by one or more of the following:

(a)

past services performed for the Company;

(b)

property;

(c)

money; and

(2)

the directors in their discretion have determined that the value of the consideration received by the Company is equal to or greater than the issue price set for the share under Article 3.1.

3.5

Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options, convertible debentures and rights upon such terms and conditions as the directors determine, which share purchase warrants, options, convertible debentures and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.

SHARE REGISTERS

4.1

Central Securities Register and any Branch Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain a central securities register and may maintain a branch securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register or any branch securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2

Closing Register

The Company must not at any time close its central securities register.

5.

SHARE TRANSFERS

5.1

Registering Transfers

A transfer of a share of the Company must not be registered unless:

(1)

a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)

if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)

if a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

For the purpose of this Article, delivery or surrender to the agent which maintains the Company's central securities register or a branch securities register, if applicable, will constitute receipt by or surrender to the Company.

5.2

Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

5.3

Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4

Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an authorized instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)

in the name of the person named as transferee in that instrument of transfer; or

(2)

if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5

Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6

Transfer Fee

There must be paid as a fee to the Company, registration of any transfer, the amount, if any, determined by the directors.

6.

TRANSMISSION OF SHARES

6.1

Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative, the directors may require a declaration of transmission made by the legal personal representative stating the particulars of the transmission, proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2

Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations with respect to the shares as were held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7.

PURCHASE OF SHARES

7.1

Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by resolution of the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2

Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)

the Company is insolvent; or

(2)

making the payment or providing the consideration would render the Company insolvent.

7.3

Redemption of Shares

If the Company proposes to redeem some but not all of the shares of any class, the Directors may, subject to any special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.

7.4

Sale and Voting of Purchased Shares

If the Company retains a share which it has redeemed, purchased or otherwise acquired, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)

is not entitled to vote the share at a meeting of its shareholders;

(2)

must not pay a dividend in respect of the share; and

(3)

must not make any other distribution in respect of the share.

8.

BORROWING POWERS

8.1

Powers of Company

The Company, if authorized by the directors, may:

(1)

borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(2)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)

guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

8.2

Bonds, Debentures, Debt

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, or with special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may, by their terms, be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

9.

ALTERATIONS

9.1

Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may:

(1)

by directors' resolution or by ordinary resolution, in each case as determined by the directors:

(a)

create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)

subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)

if the Company is authorized to issue shares of a class of shares with par value:

(i)

decrease the par value of those shares; or

(ii)

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e)

change all or any of its unissued shares with par value into shares without par value or any of its unissued shares without par value into shares with par value or change all or any of its fully paid issued shares with par value into shares without par value; or

(f)

alter the identifying name of any of its shares; and

(2)

by ordinary resolution otherwise alter its shares or authorized share structure.

9.2

Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may:

(1)

by directors' resolution or by ordinary resolution, in each case as determined by the directors, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, if none of those shares have been issued; or vary or delete any special rights or restrictions attached to the shares of any class or series of shares, if none of those shares have been issued; and

(2)

by special resolution of the shareholders of the class or series affected, do any of the acts in (1) above if any of the shares of the class or series of shares have been issued.

9.3

Change of Name

The Company may by resolution of its directors or by ordinary resolution, in each case as determined by the directors, authorize an alteration of its Notice of Articles in order to change its name.

9.4

Other Alterations

The Company, save as otherwise provided by these Articles and subject to the Business Corporations Act, may:

(1)

by directors' resolution or by ordinary resolution, in each case as determined by the directors, authorize alterations to the Articles that are procedural or administrative in nature or are matters that pursuant to these Articles are solely within the directors' powers, control or authority; and

(2)

if the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, by ordinary resolution alter these Articles.

10.

MEETINGS OF SHAREHOLDERS

10.1

Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was first incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2

Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3

Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4

Location of Meetings of Shareholders

A meeting of the Company may be held:

(1)

in the Province of British Columbia;

(2)

at another location outside British Columbia if that location is:

(a)

approved by resolution of the directors before the meeting is held; or

(b)

approved in writing by the Registrar of Companies before the meeting is held.

10.5

Notice for Meetings of Shareholders

Subject to Article 10.2, the Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by directors' resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)

if and for so long as the Company is a public company, 21 days;

(2)

otherwise, 10 days.

10.6

Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of and to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)

if and for so long as the Company is a public company, 21 days;

(2)

otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7

Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8

Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting or a circular prepared in connection with the meeting must:

(1)

state the general nature of the special business; and

(2)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document :

(a)

will be available for inspection by shareholders at the Company's head office, or at such other reasonably accessible location in British Columbia as is specified in the notice during statutory business hours on any one or more specified days before the day set for the holding of the meeting; and

(b)

may provide that the document is available by request from the Company or accessible electronically or on a website as determined by the directors.

11.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1

Special Business

At a meeting of shareholders, the following business is special business:

(1)

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)

at an annual general meeting, all business is special business except for the following:

(a)

business relating to the conduct of or voting at the meeting;

(b)

consideration of any financial statements of the Company presented to the meeting;

(c)

consideration of any reports of the directors or auditor;

(d)

the setting or changing of the number of directors;

(e)

the election or appointment of directors;

(f)

the appointment of an auditor;

(g)

the setting of the remuneration of an auditor;

(h)

business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)

any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2

Special Majority

The majority of votes required for the Company to pass a special resolution (when such resolution is required by law) at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3

Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one person who is, or who represents by proxy, a shareholder or shareholders holding (in the aggregate) at least 5% of the issued shares entitled to be voted at the meeting.

11.4

Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.5   Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.6   Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)

in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)

in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.7

Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.62) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting shall constitute a quorum.

11.8

Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)

the chair of the board, if any; or

(2)

if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.9

Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president willing to act as chair of the meeting or present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose a director, officer or corporate counsel to be chair of the meeting or if none of the above persons are present or if they decline to take the chair, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.10

Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.11

Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.12

Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.13   Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.12, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.14

Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.15   Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.16   Manner of Taking Poll

Subject to Article 11.17, if a poll is duly demanded at a meeting of shareholders:

(1)

the poll must be taken:

(a)

at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)

in the manner, at the time and at the place that the chair of the meeting directs;

(2)

the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)

the demand for the poll may be withdrawn by the person who demanded it.

11.17   Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.18   Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.19   Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.20   Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.21   Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.22   Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.

VOTES OF SHAREHOLDERS

12.1

Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)

on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)

on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2

Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3

Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)

any one of the joint shareholders may vote at any meeting, either in person or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)

if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4

Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5

Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)

for that purpose, the instrument appointing a representative must:

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)

at the discretion of the chair, be provided at the meeting to the chair of the meeting or to a person designated by the chair of the meeting;

(2)

if a representative is appointed under this Article 12.5:

(a)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)

the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6

Proxy Provisions Do Not Apply to All Companies

Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7

Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint up to two proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8

Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9

When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1)

the Company is a public company

(2)

the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(3)

the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(4)

the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10

Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)

unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11

Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)

at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)

by the chair of the meeting, before the vote is taken.

12.12

Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the "Company")

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

12.13

Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1)

received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)

provided, at the meeting, to the chair of the meeting before any vote in respect of which the proxy is to be used shall have been taken.

12.14

Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)

if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)

if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15

Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

12.16

Electronic Meetings and Voting

The directors may determine that a meeting of shareholders shall be held entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate with each other during the meeting, and any vote at that meeting of shareholders shall be held entirely by means of that communication facility. A meeting of shareholders may also be held at which some, but not all, persons entitled to attend may participate and vote by means of such a communication facility, if the directors determine to make one available. A person participating in a meeting by such means is deemed to be present at the meeting. Any vote at a meeting of shareholders may be also held entirely by means of a telephonic, electronic or other communication facility, if the directors determine to make one available, even if none of the persons entitled to attend otherwise participates in the meeting by means of a communication facility. For the purpose of voting, a communication facility that is made available by the Company must enable the votes to be gathered in a manner that adequately discloses the intentions of the shareholders and permits a proper tally of the votes to be presented to the Company. The instructing of proxy holders may be carried out by means of telephonic, electronic or other communication facility in addition to or in substitution for instructing proxy holders by mail.

13.

DIRECTORS

13.1

Number of Directors

The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)

subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company's first directors;

(2)

if the Company is a public company, the greater of three and the number most recently determined by way of the following:

(a)

the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given);

(b)

the number of directors elected or appointed by ordinary resolution with unexpired terms of office; and

(c)

the number of directors set under Article 14.4;

(3)

if the Company is not a public company, the number most recently determined by way of the following:

(a)

the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given);

(b)

the number of directors elected or appointed by ordinary resolution with unexpired terms of office; and

(c)

the number of directors set under Article 14.4.

13.2

Change in Number of Directors

If the number of directors is set under Articles 13.1(2) or 13.1(3):

(1)

the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)

if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3

Directors' Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4

Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5

Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6

Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7

Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8

Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.

ELECTION AND REMOVAL OF DIRECTORS

14.1

Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)

 the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)

those directors whose term of office expires at the annual general meeting cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2

Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)

that individual consents to be a director in the manner provided for in the Business Corporations Act; or

(2)

that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.3

Failure to Elect or Appoint Directors

If:

(1)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)

the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)

the date on which his or her successor is elected or appointed; and

(4)

the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4

Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5

Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6

Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7

Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8

Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately upon the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9

Ceasing to be a Director

A director ceases to be a director when:

(1)

the term of office of the director expires;

(2)

the director dies;

(3)

the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)

the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10

Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11

Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.

ALTERNATE DIRECTORS

15.1

Appointment of Alternate Director

Any director (an "appointor") may by notice in writing received by the Company appoint any person (an "appointee") who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2

Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3

Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)

will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)

has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)

will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)

has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4

Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5

Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6

Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7

Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)

his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)

the alternate director dies;

(3)

the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)

the alternate director ceases to be qualified to act as a director; or

(5)

his or her appointor revokes the appointment of the alternate director.

15.8

Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16.

POWERS AND DUTIES OF DIRECTORS

16.1

Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2

Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

-

26 -

16.3

Remuneration of Auditors

The directors may set the remuneration of the auditors.

17.

DISCLOSURE OF INTEREST OF DIRECTORS

17.1

Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2

Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3

Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4

Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5

Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6

No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company is invalid merely because:

(1)

a director or senior officer of the company has an interest, direct or indirect, in the contract or transaction;

(2)

a director of senior officer of the company has not disclosed an interest he or she has in the contract or transaction; or

(3)

the directors or shareholders of the company have not approved the contract or transaction in which a director or senior officer of the company has an interest.

17.7

Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8

Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18.

PROCEEDINGS OF DIRECTORS

18.1

Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2

Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3

Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)

the chair of the board, if any;

(2)

in the absence of the chair of the board or if designated by the chair, the president, a director or other officer; or

(3)

any other director or officer chosen by the directors if:

(a)

neither the chair of the board nor the president is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)

neither the chair of the board nor the president is willing to chair the meeting; or

(c)

the chair of the board and the president have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4

Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5

Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6

Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7

When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)

the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed;

or

(2)

the director or alternate director, as the case may be, has waived notice of the meeting.

18.8

Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9

Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10

Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11

Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12

Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.

EXECUTIVE AND OTHER COMMITTEES

19.1

Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:

(1)

the power to fill vacancies in the board of directors;

(2)

the power to remove a director;

(3)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)

such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

19.2

Appointment and Powers of Other Committees

The directors may, by resolution:

(1)

appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)

delegate to a committee appointed under paragraph (1) any of the directors' powers, except:

(a)

the power to fill vacancies in the board of directors;

(b)

the power to remove a director;

(c)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)

the power to appoint or remove officers appointed by the directors; and

(3)

make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors' resolution.

19.3

 Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)

conform to any rules that may from time to time be imposed on it by the directors; and

(2)

report every act or thing done in exercise of those powers at such times and in such manner and form as the directors may require.

19.4

Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)

revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)

terminate the appointment of, or change the membership of, the committee; and

(3)

fill vacancies in the committee.

19.5

Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)

the committee may meet and adjourn as it thinks proper;

(2)

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)

a majority of the members of the committee constitutes a quorum of the committee; and

(4)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20.

OFFICERS

20.1

Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2

Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)

determine the functions and duties of the officer;

(2)

entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)

revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3

Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

20.4

Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.

INDEMNIFICATION

21.1

Definitions

In this Article 21, "expenses" has the meaning set out in the Business Corporations Act.

21.2

Mandatory Indemnification of Directors and Officers

The directors must cause the Company to indemnify its directors and officers, and former directors and officers, and alternate directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by the Business Corporations Act. Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in this section.

21.3

Mandatory Payment of Expenses of Directors and Officers

The directors must cause the Company to pay the expenses reasonably and actually incurred by its directors and officers, and former directors and officers, and alternate directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by the Business Corporations Act. Each director and officer is deemed to have contracted with the Company on the terms of the indemnity referred to in this section.

21.4

Indemnification

Subject to any restrictions in the Business Corporations Act and these Articles, the Company may indemnify any other person.

21.5

Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.6

Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)

is or was a director, alternate director, officer, employee or agent of the Company;

(2)

is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)

at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)

at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22.

DIVIDENDS

22.1

Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2

Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3

No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4

Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5

Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6

Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)

set the value for distribution of specific assets;

(2)

determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)

vest any such specific assets in trustees for the persons entitled to the dividend.

22.7

When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8

Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9

 Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10

 Dividend Bears No Interest

No dividend bears interest against the Company.

22.11

 Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12

Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13

 Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23.

DOCUMENTS, RECORDS AND REPORTS

23.1

Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2

Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24.

NOTICES

24.1

Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)

mail addressed to the person at the applicable address for that person as follows:

(a)

for a record mailed to a shareholder, the shareholder's registered address;

(b)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)

in any other case, the mailing address of the intended recipient;

(2)

delivery at the applicable address for that person as follows, addressed to the person:

(a)

for a record delivered to a shareholder, the shareholder's registered address;

(b)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)

in any other case, the delivery address of the intended recipient;

(3)

sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)

sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)

physical delivery to the intended recipient: or

(6)

as otherwise permitted by any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and all regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

24.2

Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3

Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4

Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5

Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)

mailing the record, addressed to them:

(a)

by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)

at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)

if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

25.

SEAL

25.1

Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)

any two directors;

(2)

any officer, together with any director;

(3)

if the Company only has one director, that director; or

(4)

any one or more directors or officers or persons as may be determined by the directors.

25.2

 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3

Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.

PROHIBITIONS

26.1

Definitions

In this Article 26:

(1)

"designated security" means:

(a)

a voting security of the Company;

(b)

a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c)

a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2)

"security" has the meaning assigned in the Securities Act (British Columbia);

(3)

"voting security" means a security of the Company that:

(a)

is not a debt security, and

(b)

carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2

Application

Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

26.3

Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

Schedule "C" to the Information Circular
of Portal de Oro Resources Ltd.

P O R T A L  R E S O U R C E S  L T D.

STOCK OPTION PLAN

Amended December 10, 2004

(Approved by Shareholders on December 10, 2004)

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINITIONS AND INTERPRETATION

1

1.1

Definitions

1

1.2

Choice of Law

3

1.3

Headings

3

ARTICLE 2 PURPOSE AND PARTICIPATION

3

2.1

Purpose

3

2.2

Participation

3

2.3

Notification of Award

4

2.4

Copy of Plan

4

2.5

Limitation

4

ARTICLE 3 TERMS AND CONDITIONS OF OPTIONS

4

3.1

Board to Allot Shares

4

3.2       Number of Shares

4

3.3

Term of Option

5

3.4

Termination of Option

5

3.5

Exercise Price

6

3.6

Assignment of Options

7

3.7

Adjustments

7

3.8

Vesting

7

ARTICLE 4 EXERCISE OF OPTION

8

4.1

Exercise of Option

8

4.2

Issue of Share Certificates

8

4.3

Condition of Issue

8

ARTICLE 5 ADMINISTRATION

8

5.1

Administration

8

5.2

Interpretation

9

ARTICLE 6 AMENDMENT AND TERMINATION

9

6.1

Prospective Amendment

9

6.2

Retrospective Amendment

9

6.3

Termination

10

6.4

Agreement

10

ARTICLE 7 APPROVALS REQUIRED FOR PLAN

10

7.1

Approvals Required for Plan

10

7.2

Substantive Amendments to Plan

10

STOCK OPTION PLAN

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1

Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)

“Administrator” means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

(b)

“Affiliate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(c)

“Associate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(d)

“Award Date” means the date on which the Board grants and announces a particular Option;

(e)

“Board” means the board of directors of the Company;

(f)

“Company” means Portal Resources Ltd. (formerly Gateway Enterprises Ltd.);

(g)

“Consultant” means an individual (or a company wholly-owned by individuals) who provides ongoing bona fide consulting services to the Company or an affiliate of the Company under a written contract, possesses technical, business or management expertise of value to the Company or an affiliate of the Company, spends a significant amount of time and attention on the business and affairs of the Company or an affiliate of the Company and has a relationship with the Company or an affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

(h)

“Director” means any individual holding the office of director of the Company or an affiliate of the Company;

(i)

“Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 3.4(a), as determined by the Board;

(j)

“Employee” means an individual regularly employed on a full-time or part-time basis by the Company or an affiliate of the Company or an individual who, on a regular basis and for a minimum amount of time per week, performs services for the Company or an affiliate of the Company normally provided by an employee, and for the purpose of the Plan includes a Management Company Employee;

(k)

“Exchange” means the TSX Venture Exchange or, if the Shares are no longer listed for trading on the TSX Venture Exchange, such other exchange or quotation system on which the Shares are listed or quoted for trading;

(l)

“Exercise Notice” means the notice respecting the exercise of an Option in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

(m)

“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date, subject to the provisions of the Plan relating to vesting of Options;

(n)

“Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.5;

(o)

“Expiry Date” means the date determined in accordance with paragraph 3.3 and after which a particular Option cannot be exercised;

(p)

“Insider” has meaning ascribed thereto in the Securities Act (British Columbia);

(q)

“Management Company Employee” means an individual employed by a person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person involved in investor relations activities;

(r)

“Officer” means any individual holding the position of officer of the Company or an affiliate of the Company;

(s)

“Option” means an option to acquire Shares, awarded to a Director, Officer or Employee or Consultant pursuant to the Plan;

(t)

“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

(u)

“Option Holder” means a Director, Officer, Employee or Consultant, or a former Director, Officer, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(v)

“Plan” means this Portal Resources Ltd. stock option plan;

(w)

“Personal Representative” means:

(i)

in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii)

in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder; and

(x)

“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2

Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

1.3

Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE 2
PURPOSE AND PARTICIPATION

2.1

Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Officers, Employees and Consultants, to reward such of those Directors, Officers, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Officers, Employees and Consultants to acquire Shares as long term investments.

2.2

Participation

The Board shall, from time to time, in its sole discretion determine those Directors, Officers, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Officer, Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)

the remuneration paid to the Officer, Employee or Consultant as at the Award Date in relation to the total remuneration payable by the Company to all of its Officers, Employees and Consultants as at the Award Date;

(b)

the length of time that the Officer, Employee or Consultant has been employed or engaged by the Company; and

(c)

the quality of work performed by the Officer, Employee or Consultant.

2.3

Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4

Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of the Company’s annual financial statements shall also be provided annually to the Option Holder. The Administrator shall promptly provide any amendment to the Plan to each Option Holder.

2.5

Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Officer, Employee or Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

3.1

Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2

Number of Shares

The maximum number of Shares which may be issuable pursuant to options granted under the Plan shall be u Shares or such additional amount as may be approved from time to time by the shareholders of the Company and the Exchanges. The number of shares issuable to any one Optionee under the Plan, together with all of the Company's other previously established or proposed share compensation arrangements, shall not exceed 5% of the total number of issued and outstanding shares on a non-diluted basis. The number of Shares which may be reserved for issue pursuant to options granted to Insiders under the Plan, together with all of the Company's other previously established or proposed share compensation arrangements, in aggregate, shall not exceed 15% of the total number of issued and outstanding Shares on a non-diluted basis. The number of Shares which may be issuable under the Plan, together with all of the Company's other previously established or proposed share compensation arrangements, within a one-year period:

(a)

in aggregate shall not exceed 15% of the outstanding issue;

(b)

to any one Optionee who is an Insider and any Associates of such Insider, shall not exceed 5% of the outstanding issue;

(c)

to any one Consultant, shall not exceed 2% of the outstanding issue; and

(d)

to all persons who undertake Investor Relations Activities, shall not exceed 2% of the outstanding issue.

For the purposes of subsections (a) to (d) above, "outstanding issue" is determined on the basis of the number of Shares that are outstanding immediately prior to the Share issuance in question, excluding Shares issued pursuant to Share compensation arrangements over the preceding one-year period.

3.3

Term of Option

Subject to paragraph 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the fifth anniversary of the Award Date of the Option.

3.4

Termination of Option

An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below:

(a)

Death or Disability

In the event that the Option Holder should die or become subject to a Disability while he or she is still a Director, Officer, Employee or Consultant, the Expiry Date shall be twelve (12) months from the date of death or Disability of the Option Holder; or

(b)

Ceasing to hold Office

In the event that the Option Holder holds his or her Option as Director or Officer of the Company and such Option Holder ceases to be a Director or Officer of the Company other than by reason of death or Disability, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be a Director or Officer of the Company unless the Option Holder ceases to be a Director or Officer of the Company but continues to be engaged by the Company as either a Director, Officer, Employee or Consultant, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director (or Officer with respect to item (iii)) of the Company as a result of:

(i)

ceasing to meet the qualifications set forth in section 114 of the Company

Act (British Columbia), as amended, or such other qualifications required by the corporate laws in any other jurisdiction under which the Company is continued or amalgamated; or

(ii)

a special resolution having been passed by the members of the Company pursuant to subsection 130(3) of the Company Act (British Columbia), as amended, or such other resolution as required by the corporate laws in any other jurisdiction under which the Company is continued or amalgamated;

or

(iii)

an order of the British Columbia Securities Commission, the Alberta Securities Commission, the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)

Ceasing to be an Employee or Consultant

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death or Disability, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be an Employee or Consultant of the Company unless the Option Holder ceases to be an Employee or Consultant of the Company as a result of:

(i)

termination for cause or, in the case of a Consultant, breach of contract; or

(ii)

by order of the British Columbia Securities Commission, the Alberta Securities Commission, the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.5

Exercise Price

The Exercise Price shall be that price per share, as determined by the Board in its sole discretion and announced as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, and shall not be less than the closing price of the Company’s Shares traded through the facilities of the Exchange (or, if the Shares are no longer listed for trading on the Exchange, then such other exchange or quotation system on which the Shares are listed or quoted for trading) on the day preceding the Award Date, less any discount permitted by the Exchange or such other price as may be required by the Exchange.

3.6

Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.7

Adjustments

If prior to the complete exercise of any Option there occurs with respect to the Shares a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, consolidation, subdivision, conversion, exchange or substitution (collectively the “Event”), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of any Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

3.8

Vesting

All Options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board. For so long as the Company is classified as a Tier 2 company or equivalent designation on the Exchange, all Options granted pursuant to the Plan must contain conditions relating to the vesting of the right to exercise an Option granted to any Option Holder, which will provide that the right to purchase Shares under the Option may not be exercised any earlier than the following times (although the Board may impose different vesting periods):

Number of Shares	Date After Which the Shares may be Purchased
25%	Three Months Following the Award Date
25%	Six Months Following the Award Date
25%	Nine Months Following the Award Date
25%	Twelve Months Following the Award Date

The Board may, in its sole discretion at the time the Option is granted, impose conditions relating to the vesting of the right to exercise an Option granted to any Option Holder, and the Option Certificate representing any such Option will disclose any such conditions.

ARTICLE 4
EXERCISE OF OPTION

4.1

Exercise of Option

Only an Option Holder or the Personal Representative of any Option Holder may exercise an Option. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2

Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares purchased pursuant to the exercise of the Option. If the number of Shares purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

4.3

Condition of Issue

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully co-operate with the Company in complying with such laws, rules and regulations.

ARTICLE 5
ADMINISTRATION

5.1

Administration

The Administrator shall administer the Plan on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2

Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

5.3

Securities Compliance

An option shall not be effective unless such Option is in compliance with all applicable securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to or to effect compliance with the registration, qualification or listing requirements of any securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

ARTICLE 6
AMENDMENT AND TERMINATION

6.1

Prospective Amendment

Subject to applicable regulatory and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares or for any other purpose which may be permitted by all relevant laws, rules and regulations provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2

Retrospective Amendment

Subject to applicable regulatory and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted. For greater certainty, the policies of the Exchange currently require that disinterested shareholder approval be obtained for any reduction in the Exercise Price of any Option held by an insider of the Company.

6.3

Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination. Notwithstanding the foregoing the Plan shall terminated 10 years from the date the Plan is approved by the Company’s Shareholders. Notwithstanding the termination of the Plan, the Company’s Options awarded under the Plan, Option Holders and Shares issuable under Options awarded under the Plan shall continue to be governed by the provisions of the Plan.

6.4

Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.

ARTICLE 7
APPROVALS REQUIRED FOR PLAN

7.1

Approvals Required for Plan

Prior to its implementation by the Company, the Plan is subject to approval by the Exchange. Options granted under the Plan shall be conditioned upon shareholder approval of the Plan within one year of adoption by the Board.

7.2

Substantive Amendments to Plan

Any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals of:

(a)

the shareholders of the Company at a general meeting, including the approval of disinterested shareholders where required by the rules and policies of any stock exchange on which the Shares may be listed for trading; and

(b)

any stock exchange on which the Shares may be listed for trading.

SCHEDULE “A”

PORTAL RESOURCES LTD.

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Stock Option Plan (the “Plan”) of Portal Resources Ltd. (the

“Company”) and evidences that

(the “Holder”) is the holder of an option (the “Option”) to

purchase up to

common shares (the “Shares”) in the capital stock of the Company at a purchase price of $

per Share. Subject to the provisions of the Plan:

(a)

the Award Date of this Option is

; and

(b)

the Expiry Date of this Option is

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Portal Resources Ltd.” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The foregoing Option has been awarded this

day of

.

Without prior written consent of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate and the shares issuable upon the exercise thereof may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until__________________.

PORTAL RESOURCES LTD.

Per:

SCHEDULE “B”

EXERCISE NOTICE

TO:

The Administrator, Stock Option Plan Portal Resources Ltd.

1.

Exercise of Option

The undersigned hereby irrevocably gives notice, pursuant to the Stock Option Plan of Portal Resources Ltd. (the “Company”) of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)

all of the Shares; or

(b)

of the Shares which are the subject of the option certificate attached hereto.

Calculation of total Exercise Price:

(a)

number of Shares to be acquired on exercise:

 shares

(b)

times the Exercise Price per Share:

$

Total Exercise Price, as enclosed herewith:

$

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of $

,
payable to “Portal Resources Ltd.” in an amount equal to the total Exercise Price of the Shares, as calculated above, and directs the Company to issue the share certificate evidencing the Shares in the name of the undersigned to be mailed to the undersigned at the following address:

DATED the

day of

 .

Witness

Signature of Option Holder

Name of Witness (Print)

Name of Option Holder (Print)